As filed with the Securities and Exchange Commission on November 15, 2000.

                                                       Registration No. 33-53562
                                                      Registration No. 333-03379


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              Post-Effective Amendment to Registration No. 33-53562
             Post Effective Amendment to Registration No. 333-03379

                                    Form S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                               Comdial Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                                         94-2443673
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization


                               1180 Seminole Trail
                         Charlottesville, Virginia 22901
                                 (804) 978-2200
                   (Address, including zip code and telephone
                         number, including area code of
                    Registrant's principal executive offices)



                            1992 STOCK INCENTIVE PLAN

                            (Full Title of the Plan)


                                  PAUL K. SUIJK
                Senior Vice-President and Chief Financial Officer
                               1180 Seminole Trail
                         Charlottesville, Virginia 22901
                                 (804) 978-2200
                (Name, address, including zip code and telephone
                number, including area code of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                    Proposed maximum       Proposed maximum
        Title of                 Amount              offering price       aggregate offering          Amount of
     Securities to                to be              per share (1)               price              registration
     be registered             registered                                                                fee
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common Stock, $0.01 par      500,000 shares              $2.19                $1,095,000               $289.08
         value
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 of the Securities Act of 1933 and based on the average high and low prices of the common stock as reported on November 8, 2000 on the Nasdaq National Market.

         The purpose of this Registration Statement is to register 500,000 additional shares of Comdial Corporation common stock, $0.01 par value, issuable pursuant to the 1992 Stock Incentive Plan. Pursuant to the General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 registration statement No. 33-53562 (filed October 21, 1992), as amended by amendments on Form S-8 registration statement No. 333-03379 (filed on May 9, 1996).

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

         Exhibit Number    Sequentially Numbered Description
         --------------    ---------------------------------
                  5        Opinion of McGuireWoods LLP
                           Consent of McGuireWoods LLP (included in Exhibit 5)
                  23       Consent of Deloitte & Touche, LLP
                  24       Power of Attorney (included with the Signatures)
                  99.1     Fifth Amendment to the 1992 Stock Incentive Plan

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Albermarle, Commonwealth of Virginia, on this 15th day of November, 2000.

                                    COMDIAL CORPORATION


                                    By:   /s/ Nickolas A. Branica
                                        ----------------------------------------
                                             Nickolas A. Branica
                                             President and
                                             Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature  appears below appoints Nickolas A. Branica or Paul K. Suijk his or her true and lawful  attorney-in-fact  to sign on his or her behalf,  as an individual and in the capacity stated below, any amendment or
post-effective   amendment   to   this   registration   statement   which   said
attorney-in-fact may deem appropriate or necessary.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Title                        Date
---------                                 -----                        ----

 /s/ Dianne C. Walker                     Chairman of the Board        October 6, 2000
------------------------------------
Dianne C. Walker



 /s/ John W. Rosenblum                    Director                     October 9, 2000
------------------------------------
John W. Rosenblum



 /s/ Robert P. Collins                    Director                     October 9, 2000
------------------------------------
Robert P. Collins



 /s/ Barbara J. Dreyer                    Director                     October 9, 2000
------------------------------------
Barbara J. Dreyer



 /s/ Robert E. Spekman                    Director                     October 9, 2000
------------------------------------
Robert E. Spekman



 /s/ Nickolas A. Branica                  Chief Executive Officer,     October 9, 2000
------------------------------------      President, and Director
Nickolas A. Branica



 /s/ Paul K. Suijk                        Senior Vice-President and    October 9, 2000
------------------------------------      Chief Financial Officer
Paul K. Suijk